UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): October 1, 2008

AXCESS MEDICAL IMAGING CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-52563	26-3161206
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 North Cattleman Road, Sarasota, Florida  34232
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 488-5791

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of CertainOfficers.

Effective October 1, 2008, E. Kay Carter was engaged by Axcess Medical Imaging Corporation (the "Company") to serve as the Chief Financial Officer of the Company.

E. Kay Carter, age 48, previously served as the chief financial officer for Whitehall Quality Homes, Inc. (“Whitehall”) from November 2002 through the present.  Prior to her employment with Whitehall, Ms. Carter held various positions, including Controller of key divisions as well as Vice President of Finance and Controller, with Comdial Corporation commencing in 1995 through 2002.  Ms. Carter started her career with Ernst & Young, Special Services Group where she served as a Senior Manager.  Ms. Carter is a certified public accountant and received her BA and MBA from Tulane University in 1981 and 1985, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCESS MEDICAL IMAGING CORPORATION

Date: October 6, 2008	By:	/s/ Stephen Miley, MD
Name: Stephen Miley, MD
Title: CEO

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